COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

21.    COMMITMENTS AND CONTINGENCIES

(a)     Commitments

As at December 31, 2019, the Company had the following commitments:

	Total	1 year	2-3 years	4-5 years	Thereafter
Operating lease payments	$44	$12	$32	$—	$—
Drilling services	780	780	—	—	—
Equipment purchases	1,433	1,433	—	—	—
Total commitments	$2,257	$2,225	$32	$—	$—

Pursuant to the acquisition of Coricancha on June 30, 2017, Nyrstar agreed to maintain a remediation bond in the amount of $9,737 for Coricancha until at least June 30, 2020. Should the Company make a decision to permanently close Coricancha prior to June 30, 2020, the bond will be used to pay for remediation costs and obligations. If the Company has not made a decision to permanently close Coricancha by June 30, 2020, the Company will assume the obligation to maintain the required bond, and shall release Nyrstar from this bond obligation.

(b)     Contingencies

(i)      THE GMC

Tailings storage

In February 2016, the Mexican national water authority, Comisión Nacional del Agua ("CONAGUA"), required that the Company make formal applications for permits associated with the occupation and construction of the tailings storage facility ("TSF") at the GMC. The Company filed its applications, and the authorities conducted an inspection of the TSF and requested further technical information, which the Company submitted in December 2017. CONAGUA responded in February 2019 requesting additional technical information. The Company is currently reviewing the request and will provide its response in due course.

Additional water use permits

Since the February 2016 correspondence with CONAGUA, the Company has also determined through its own undertakings, that additional CONAGUA permits may be needed in connection with water discharge and water use at the GMC’s TSF. The Company is assessing technical options and is confirming if additional water use permits are required. The Company believes that it will be able to address or mitigate the need for any necessary water discharge and use permits without any impact to its operations but cannot provide complete assurance that there is no risk in this regard. In the fourth quarter of 2019, the Company received the authorization to legally discharge wastewater from San Ignacio.

Amendment to Environmental Impact Statement related to expansion of existing tailings dam

In July 2017, the Company submitted to the Mexican environmental permitting authority, Secretaría del Medio Ambiente y Recursos Naturales ("SEMARNAT"), an amendment to the Environmental Impact Statement (“EIS”) requesting an expansion of the existing tailings dam, and subsequently provided further information to the SEMARNAT as requested. This is under review by the regulator, and if approved, will satisfy a requirement by CONAGUA for the processing of permits noted above.

The Company believes its current tailings footprint can be maintained and can support operations at the GMC until at least 2021. Based on its meetings and other communication with CONAGUA, the Company believes that it will be able to obtain all the above noted permits, with no suspension of operations at the GMC. However, the Company cannot assure that the tailings permits will be obtained or renewed on reasonable terms, or at all. Delays or a failure to obtain such required permits, or the issuance of permits on unfavourable terms or the expiry, revocation or failure by the Company to comply with the terms of any such permits, if obtained, could limit the ability of the Company to expand the tailings facility and could adversely affect the Company’s ability to continue operating at the GMC. In either case, the Company’s results of operations could be adversely affected.

(ii)     Topia

Reviews by the regulatory authorities dating back to 2015, coupled with permitting work undertaken by the Company in connection with the expansion of the Topia TSF, have led to a broader review by the Mexican environmental compliance authority, the Procuraduría Federal de Protección al Ambiente ("PROFEPA"), and by the Company of all of Topia operations’ permitting status and environmental compliance (including the historical tailings dating back to periods prior to Great Panther's ownership) and a clarification of land titles. Devised as a cooperative management strategy, Topia has been accepted into a voluntary environmental audit program supported by PROFEPA. The audit commenced during the second quarter of 2017. The Company is working on a compliance program authorized by PROFEPA to address the audit findings and has until January 2021 to complete this after being approved for an extension request from the previous deadline of January 2020. This compliance program includes remediation and technical reviews as defined by the audit. Progress updates will be submitted to PROFEPA for further review. The Company anticipates that it will be able to achieve full compliance; however, the Company cannot provide complete assurance that upon completion of the compliance program further reviews will not lead to future suspensions of operations.

Subsequent to December 31, 2019, the Company announced that it had temporarily ceased dry tailings deposition at its Topia Phase II TSF following receipt of a report from the independent tailings management and geotechnical consultants engaged by the Company to evaluate the TSF.  The March 9, 2020 disclosure anticipated that mining and processing activities at Topia might cease by the end of March 2020 but these activities are now expected to continue uninterrupted at current levels until at least the end of April 2020 by way of storing dry tailings at and near the filtration plant.  Filtration of tailings for dry stacking at Topia commenced in 2017.

The Company is continuing discussions with geotechnical and tailings management consultants regarding ongoing observations and assessments, while continuing to monitor conditions at the TSF.  Alternatives to minimize any potential cessation of processing activities in 2020 are being evaluated, including re-commencement of tailings deposition at the Phase II TSF (if satisfactory mitigation measures can be achieved), and normal course permitting for the Phase III TSF, which is already at an advanced state.  While the Company cannot be certain of the timeline to permit the Phase III TSF, it expects it can obtain the necessary permit within the next three to six months.

If one of the aforementioned alternatives is not in place by the end of April 2020, mill processing activities will temporarily cease until either Phase III is permitted or suitable mitigation of Phase II can be achieved.  The Company is also evaluating the continuation of mining and stockpiling of ore if a temporary cessation of mill processing activities were to occur.

(iii)     Coricancha

Coricancha has been on care and maintenance since August 2013 and was operated by a number of previous companies before that date. It is subject to oversight by the Organismo de Evaluación y Fiscalización Ambiental ("OEFA"), the Peruvian public agency responsible for environmental assessment and inspection, and by the Organismo Supervisor de la Inversión en Energía y Minería ("OSINERGMIN"), which is the Peruvian regulatory body with oversight responsibility over energy and mining companies.

Fines and sanctions

Nyrstar has agreed to reimburse the Company for all fines or sanctions that resulted from activities or ownership of Coricancha prior to June 30, 2017, up to a maximum of $4,000. Accordingly, a reimbursement right in the amount of $1,522 (note 10) has been recorded in respect of the following fines or sanctions:

-

$1,345 for fines and sanctions which may be levied by OSINERGMIN. In addition, there are open administrative and judicial proceedings by OSINERGMIN, the outcomes of which are not yet readily determinable.

-	$177 for fines and sanctions to be levied by OEFA. In addition, there are open administrative and judicial proceedings by OEFA, the outcomes of which are not yet readily determinable.

The Company has accrued for and recorded a further reimbursement right of $396 (note 10) for certain civil lawsuits filed by individuals and former suppliers.

Legacy tailings facilities

The Company has undertaken the reclamation of certain legacy tailings facilities at Coricancha under a remediation plan approved by the Ministry of Energy and Mines (the “MEM”), the relevant regulatory body. In addition, as part of the purchase of Coricancha completed in June 2017, the Company has an agreement with Nyrstar for the reimbursement of the cost of these reclamation activities. The Company is seeking approval of a modification to a remediation plan from MEM in accordance with the recommendations of an independent consultant to preserve the stability of nearby areas. The Company has changed the scheduling of the reclamation work, pending a decision from the MEM regarding the proposal to modify the approved remediation plan. Concurrently, the Company has undertaken various legal measures to protect itself from any pending or future fines, penalties, regulatory action or charges from government authorities which may be initiated as a result of the change in timing of reclamation under the proposed plan. Although the Company has all necessary permits to restart Coricancha, if this matter is not resolved favourably, it may impact the Company’s stated plans and objectives for Coricancha.

(iv)    Tucano

Various claims related to Brazil indirect taxes and labour matters

As a result of the Acquisition, the Company has various litigation claims for a number of governmental assessments related to indirect taxes, and labour disputes associated with former employees and contract labor in Brazil.

The indirect tax matter principally relates to claims for the state sales tax, Imposto Sobre Operações Relativas à Circulação de Mercadorias e Serviços de Transporte Interestadual de Intermunicipal e de Comunicações (“ICMS”), which are mostly related to rate differences.  For these claims, the possibility of loss was not considered probable by the Company’s attorneys, and no provision has been recognized.

The labour matters principally relate to claims made by former employees and contract labour for the equivalent payment of all social security and other related labour benefits, as well as consequential tax claims, as if they were regular employees.  As of December 31, 2019, the items for which a loss was probable related to the labor disputes, inclusive of any related interest, amounted to approximately $3,009, for which a provision was recognized.

In connection with the above proceedings, a total of $1,243 of escrow cash deposits were made as at December 31, 2019 (note 6), of which $854 were related to labour matters.  Generally, any escrowed amounts would be refundable to the extent the matters are resolved in the Company’s favour.

Environmental damages - William Creek

In May 2009, The State of Amapá Public Prosecutor (“MPAP”) filed a public civil action seeking payment for environmental damages caused to William Creek, as well as to other creeks located in the region of influence of the Zamin Amapá Mineração (“Zamin”) and Tucano mines.  The alleged damage is related to the modification of the creek’s riverbed, soiling and sedimentation.  In January 2018, the Amapá State Court ordered the Company to pay a fine of approximately $1,500 (BRL 6,000 plus interest and inflation counted as from the date of the damage) to the State Environmental Fund. The updated value with interest and inflation is approximately $6,700 (BRL 27,000). The Company is in the process of appealing and the likelihood of total loss is not considered probable based on legal advice received.  However, an adjusted lower fine is considered probable and the Company has accrued the amount payable considered more likely than not in long-term other liabilities, representing the Company’s best estimate of the cost to settle the claim. The Company does not expect to make any payments during the year ended December 31, 2020.

Archeological sites damage

Amapá-MMX Iron Ore Project

In May 2016, The Brazilian Federal Public Prosecutor (“MPF”) filed a public civil action seeking compensation to be paid by Zamin, the State of Amapá and Tucano for damages to 19 archaeological sites as a result of activities in 2006-2009 at the Amapá-MMX Iron Ore Project currently owned by Zamin.  MPF also claimed that the State of Amapá failed to take proper action during the environmental licensing procedure. MPF claims (i) to hold Zamin and Tucano jointly and severally liable for all alleged damages, (ii) compensatory damages according to the following parameters: (a) compensation of BRL 167 million for damages based on parameters of a report issued by the Federal Police; or (b) compensation of BRL 23.4 million; corresponding to the cost of the rescue archaeology actions that should have been carried out; or (c) the equivalent to the operating income of the defendants regarding the impacted archeological sites, from 2006 to November 2009; and (iii) compensation of BRL 10 million of each defendant for collective nonpecuniary loss to Amapá’s citizens and Brazilians in general. In March 2019, the Lower Court added Anglo Ferrous Brazil Participações and Anglo American Investimentos – Minério de Ferro Ltda (together, the “Anglo Group”) as defendants (as predecessors of Zamin), as requested by the MPF.

Amapari Project

In June 2016, the MPF filed a public civil action seeking compensation from Zamin, the State of Amapá, and Tucano for damages to 15 archaeological sites, as a result of activities in 2004-2010 at the Amapari Project.  MPF also claimed that the State of Amapá failed to take proper action during the environmental licensing procedure. MPF claims (i) to hold Zamin and Tucano jointly and severally liable for all alleged damages, (ii) compensatory damages to be determined at the stage of liquidation of the award; and (iii) compensation of BRL 10 million of each defendant for collective nonpecuniary loss to Amapá’s citizens and Brazilians in general.

These claims against Tucano are being defended on the basis that (i) Tucano has no involvement in the Amapá-MMX Iron Ore Project and, therefore, should not have any liability for archaeological damages; (ii) the environmental licenses for the operation of the Amapari Gold Project have been duly obtained and all obligations have been fulfilled by Tucano; (iii) measures to protect the archaeological heritage were duly implemented; and (iv) there is no evidence of the damage.  The likelihood of total loss is not considered probable. However, the likelihood of a partial loss with the imposition of some compensation obligations is considered probable, and, accordingly, the Company has accrued the amount payable considered more likely than not representing the Company’s best estimate of the cost to settle these claims. The Company expects any settlement to be in the form of community works or services to be undertaken over a period of 3 to 4 years.

Cyanide usage

In October 2018, the public prosecutor’s office of labor affairs for the State of Amapá filed a public civil action seeking payment for potential damages and medical costs in relation to the Company’s employees’ exposure to cyanide used in the processing of its gold.  In August 2019, a regional labour court ordered Tucano to pay compensation of approximately BRL 4 million plus interest and inflation for these damages, in addition to surveillance and funding medical costs of any diseases to Tucano’s internal and outsourced employees and former employees, and to stop using cyanide in its production process within one year from the final non-appealable decision on the proceedings.  Tucano is in the process of appealing to a federal court and is not aware of any circumstances of former or current employees who have suffered health consequences from exposure to cyanide at the Company’s operations.  In addition, the Company notes that the use of cyanide in the processing of gold is common in the industry within Brazil and is not prohibited by any federal law in Brazil and that the Company complies with proper safety standards in the use and handling of cyanide in its operations.  The Company believes the claims are without merit and that it is too early in the process to be able to determine the ultimate outcome.  This assessment will be reviewed after a decision is reached on whether an appeal will be admitted to Superior Labor Court.